SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary  Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive  Additional  Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            Questron Technology, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/    No fee required.
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)   Title of each class of securities to which transaction applies:

       2)   Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid:


/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

                            QUESTRON TECHNOLOGY, INC.
                        6400 Congress Avenue, Suite 2000
                            Boca Raton, Florida 33487

Dear Stockholder:

               You are cordially invited to attend the Annual Meeting of the Stockholders of Questron Technology, Inc., which will be held on Thursday, October 28, 1999 at 11:00 a.m., local time, at the New York Friars Club, 57 East 55th Street, New York, New York.

               This booklet includes the notice of the meeting and the proxy statement which contains information about proposals to be considered and acted upon at the meeting, your Board of Directors and information about each of the nominees to the Board.

               IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. I URGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

               If you are a Stockholder of record and plan to attend the meeting, please mark your proxy card in the space provided for that purpose. However, if your shares are not registered in your own name, please advise the Stockholder of record (your bank, broker, etc.) that you wish to attend. Such Stockholder of record must provide you with evidence of your ownership which will enable you to gain admittance to and to vote at the meeting.

                                       Sincerely,

                                       /s/ Dominic A. Polimeni

                                       Dominic A. Polimeni
                                       Chairman and Chief Executive Officer


October 1, 1999


YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE, SIGN, DATE AND PROMPTLY
RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.

                            QUESTRON TECHNOLOGY, INC.
                        6400 Congress Avenue, Suite 2000
                            Boca Raton, Florida 33487

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

               The Annual Meeting of Stockholders of Questron Technology, Inc., a Delaware corporation (the "Company"), will be held at the New York Friars Club, 57 East 55th Street, New York, New York beginning at 11:00 a.m. (local time), for the following purposes:

               (1) To elect six Directors to serve until the next Annual Meeting of Stockholders.

               (2) To consider and act upon a proposal to amend the 1996 Stock Option Plan to increase the number of options available for grant under such plan.

               (3) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's Independent Public Accountants for the fiscal year 1999.

               (4) To transact any other business which properly may be brought before the meeting and any adjournments or postponements thereof.

               Only holders of record of the Company's Common Stock on September 29, 1999 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.



                                    By Order of the Board of Directors

                                    /s/ Ann Bastis

                                    Ann Bastis
                                    Secretary

October 1, 1999

                            QUESTRON TECHNOLOGY, INC.
                        6400 Congress Avenue, Suite 2000
                            Boca Raton, Florida 33487

           PROXY STATEMENT FOR THE 1999 ANNUAL MEETING OF STOCKHOLDERS

                               GENERAL INFORMATION

               This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Questron Technology, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at 11:00 a.m., local time, on Thursday, October 28, 1999 at the New York Friars Club, 57 East 55th Street, New York, New York, and at any and all adjournments of the Meeting for the purposes set forth in the accompanying Notice of Meeting of Stockholders. This proxy statement and the enclosed proxy card will be mailed to Stockholders on or about October 1, 1999. The Company's principal executive offices are located at 6400 Congress Avenue, Suite 2000, Boca Raton, Florida 33487.

               The accompanying proxy card is designed to permit each Stockholder of record as of the close of business on September 29, 1999 (the "Record Date") to vote at the Meeting. As of the Record Date, 7,026,771 shares of Common Stock, par value $.001 per share (the "Common Stock"), were issued and outstanding. Each holder of record will be entitled to one vote for each share of Common Stock. Holders of shares of Common Stock are entitled to vote on all matters and no shares have cumulative voting rights. The presence of a majority of the shares entitled to vote, present in person or by proxy at the Meeting, will constitute a quorum.

               The proxy card provides space for a Stockholder to withhold voting for an individual nominee or all nominees for the Board of Directors or to abstain from voting for any proposal if the Stockholder chooses to do so. Shares represented by properly executed proxy cards received by the Company at or prior to the Meeting will be voted at the Meeting according to the instructions indicated thereon or otherwise as provided therein. The Election of Directors shall be decided by plurality of the votes cast. The proposed amendment to the 1996 Stock Option Plan (the "1996 Plan") and the ratification of the appointment of auditors require the affirmative vote of a majority of the votes cast on each matter at the Meeting, in person or by proxy. For purposes of determining the number of votes cast with respect to any matter, only those cast "FOR" or "AGAINST" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

               Unless instructions to the contrary are indicated, the persons named on the proxy card will vote the shares so represented "FOR" the election of each of the nominated Directors, "FOR" the amendment to the 1996 Plan and "FOR" the ratification of the appointment of auditors. As to any other business which may properly come before the meeting, the persons named on the proxy card will vote according to their best judgment.

               A proxy may be revoked at any time before it is voted at the Meeting by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by voting in person at the Meeting.

               This proxy is solicited by the Board of Directors of the Company. The cost of preparing, assembling and mailing the Notice of Meeting, proxy statement and proxy will be borne by the Company. The Company does not anticipate that such cost will exceed the amount normally expended in an uncontested election of directors. In addition to the solicitation of the proxies by use of the mails, some of the officers, directors and regular employees of the Company, without additional remuneration, may solicit proxies personally or by telephone, telegraph or cable. The Company may also request brokerage firms, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record. The Company will reimburse such persons for the reasonable expenses in forwarding soliciting material.

                   VOTING SECURITIES AND SECURITIES OWNERSHIP

Voting Securities

               The Board of Directors has fixed the close of business on September 29, 1999 as the Record Date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Only Stockholders of record on the Record Date will be able to vote at the Meeting. The list of Stockholders entitled to vote at the Meeting will be available for the examination of any Stockholder for any purpose pertinent to the Meeting at the offices of Battle Fowler LLP, 75 East 55th Street, New York, New York, for ten days prior to the date of the Meeting.

Security Ownership of Management and Principal Stockholders

               The following table sets forth certain information, as of August 30, 1999, known to the Company regarding beneficial ownership of the Company's Common Stock by (i) any holder of more than five percent of the outstanding shares; (ii) the Company's directors; and (iii) all executive officers and directors as a group:


                                                                                                                   % of
                                                                                   Number of Shares of Common      Common
          Name and Address                     Position with the Company                     Stock                 Stock
------------------------------------------ -------------------------------------------------------------------- ------------


Dominic A. Polimeni (1)                   Chairman and Chief Executive                 2,374,957(2)                   29.90
                                          Officer

Robert V. Gubitosi (1)                    Director, President and Chief                      ---(3)                  ---
                                          Financial Officer

Douglas D. Zadow (1)                      Director, Vice President and                   872,176(4)                   12.41
                                          President of Questron Distribution
                                          Logistics, Inc. ("QDL"), a
                                          subsidiary of the Company

Milton M. Adler (1)                       Director                                         3,247(5)                    *

Frederick W. London (1)                   Director                                         9,000(6)                    *

William J. McSherry, Jr. (1)              Director                                        90,384(7)                    1.28

Phillip D. Schwiebert (8)                 Vice President and Regional Vice               913,339(9)                   11.50
c/o Questron Distribution                 President of QDL
       Logistics, Inc.
            386 Railroad Court
            Milpitas, CA  95035



                                                                                                                   % of
                                                                                   Number of Shares of Common      Common
          Name and Address                     Position with the Company                     Stock                 Stock
------------------------------------------ -------------------------------------------------------------------- ------------



Gulfstream Financial Group, Inc.                         ---                              1,260,273(10)           16.31
6400 Congress Avenue, Suite 2000
Boca Raton, FL  33487

Joan R. Gubitosi                                         ---                               2,360,273(11)           26.73
c/o Gulfstream Financial Group, Inc.
       6400 Congress Ave.,
       Suite 2000
       Boca Raton, FL  33487

Malcolm A. Tallmon                               Vice President - Aerospace                   489,078(12)            7.27
c/o Fortune Industries, Inc.                     Business Development
       3408 S. Jones
       Fort Worth, TX  76110

Gregory S. Fitzgerald                            President of Questron Aerospace              476,475(13)            7.04
c/o Fas-Tronics, Inc.                            Logistics, a division of QDL
       4324 Garland Drive
       Fort Worth, TX  76117

Valerie L. Fitzgerald                            Operations Manager of Fas-                   476,475(13)            7.04
c/o Fas-Tronics, Inc.                            Tronics, Inc., a subsidiary of the
       4324 Garland Drive                        Company
       Fort Worth, TX  76117

All officers and directors as a group                                                        4,990,226              49.06
(8 persons)

---------------------
*  Less than 1%

(1) c/o Questron Technology, Inc., 6400 Congress Avenue, Suite 2000, Boca Raton, FL 33487

(2) Consists of 260,273 shares of Common Stock and Series IV Warrants to purchase 1,000,000 shares of Common Stock owned by Gulfstream Financial Group, Inc. ("Gulfstream"), and 14,684 shares of Common Stock owned by Mr. Polimeni and options to purchase 1,100,000 shares of Common Stock at an exercise price of $4.50 per share that were awarded to Mr. Polimeni pursuant to the terms of his employment agreement. Pursuant to the terms of a Gulfstream Stockholder agreement, beneficial interest in such options is shared equally by Mr. Polimeni and Mrs. Gubitosi.

(3) Mr. Gubitosi's wife, Joan R. Gubitosi, has shared beneficial ownership with Mr. Polimeni of 2,360,273 shares of Common Stock (see Footnote 11). Mr. Gubitosi disclaims beneficial ownership of such shares.

(4) The 872,176 shares reported above include 36,571 shares subject to a serial put agreement dated September 22, 1997, which gives Mr. Zadow the option to sell the shares to the Company on a monthly basis during the five year period ending September 22, 2002 for a price of $6.275 per share, and options to purchase 300,000 shares of Common Stock at an exercise price of $4.50 per share that were awarded to Mr. Zadow effective March 31, 1999 pursuant to the terms of his employment agreement.

(5)    Includes options to purchase 3,000 shares of Common Stock.

(6) Consists of 500 shares of Common Stock, Series IV Warrants to purchase 500 shares of Common Stock and options to purchase 8,000 shares of Common Stock.

(7) Includes 5,984 shares of Common Stock owned by Mr. McSherry, options to purchase 43,000 shares of Common Stock and Series IV Warrants to purchase 41,400 shares of Common Stock. These amounts do not include 886 shares of Common Stock owned by one of his adult sons, as to which Mr. McSherry disclaims beneficial ownership.

(8) Pursuant to the terms of the Exchange Agreement, Mr. Schwiebert was entitled to receive options to acquire additional shares of Common Stock upon the attainment of certain earnings targets for the Company in any fiscal year up to and including fiscal year 2001 as follows: options to purchase 166,667 shares of Common Stock if pre-tax income is at least $2,500,000, options to purchase an additional 166,667 shares of Common Stock if pre-tax income is at least $3,500,000, and options to purchase an additional 166,667 shares of Common Stock if pre-tax income is at least $4,500,000. On March 31, 1998, options to purchase 166,667 shares of Common Stock of the Company at an exercise price of $7.75 per share were awarded to Mr. Schwiebert and options to purchase 333,333 shares of Common Stock at an exercise price of $4.50 per share were awarded effective March 31, 1998 to Mr. Schwiebert pursuant to the terms of the Exchange Agreement.

(9) The shares reported above consist of 113,339 shares owned by Mr. Schwiebert, options to purchase 550,000 shares of Common Stock and Series IV Warrants to purchase 250,000 shares of Common Stock. These amounts do not include options to purchase 10,000 shares of Common Stock at $6.00 per share granted effective May 31, 1997, which vest and become exercisable on the third anniversary date of the date of the grant. Also see footnote 8.

(10) Consists of 260,273 shares of Common Stock and Series IV Warrants to purchase 1,000,000 shares of Common Stock. Joan R. Gubitosi and Dominic
       A. Polimeni are executive officers and the stockholders of Gulfstream and share voting and investment power with respect to the shares owned by Gulfstream.

(11) Consists of 260,273 shares of Series IV Warrants to purchase 1,000,000 shares of Common Stock owned by Gulfstream, and options to purchase 1,100,000 shares of Common Stock, at an exercise price of $4.50 per share, in which beneficial interest is shared equally by Mrs. Gubitosi and Mr. Polimeni pursuant to a Gulfstream Stockholder agreement.

(12) The 489,078 shares of Common Stock owned by Mr. Tallmon were issued by the Company as partial consideration in connection with the acquisition of Fortune Industries, Inc.

(13) Of the 476,475 shares of Common Stock owned jointly by Mr. and Mrs. Fitzgerald, 421,941 shares and options to purchase 40,000 shares of Common Stock were issued by the Company as partial consideration in connection with the acquisition of Fas-Tronics, Inc. In addition, Mr. and Mrs. Fitzgerald purchased 14,534 shares of Common Stock in open market transactions.

                              ELECTION OF DIRECTORS

               At the Meeting, Stockholders will elect six Directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted
"FOR" the election of the following nominees: Milton M. Adler, Robert V. Gubitosi, Frederick W. London, William J. McSherry, Jr., Dominic A. Polimeni and Douglas D. Zadow. All of the nominees presently comprise the entire Board of Directors of the Company. If at any time prior to or during the meeting any of the nominees becomes unavailable to serve as a Director, the persons named in the enclosed proxy will vote the shares represented by the proxy for the election of such person as the Board of Directors may recommend.

               Set forth below is certain information concerning the nominees for election as directors:

           Name                            Age                     Position
           ----                            ---                     --------

Dominic A. Polimeni................        53        Chairman and Chief Executive Officer
Robert V. Gubitosi.................        52        Director, President and Chief Financial Officer
Douglas D. Zadow...................        42        Director, Vice President and President QDL
Milton M. Adler....................        71        Director
Frederick W. London................        47        Director
William J. McSherry, Jr............        51        Director


               Dominic A. Polimeni has been President, Chief Operating Officer and a Director of the Company since March 1995, and Chairman and Chief Executive Officer of the Company since February 1996. Since September 1997, he has been a Director of Nu Horizons, Inc., a publicly held Company based in Melville, New York, which is a distributor of electronic components. Mr. Polimeni has been a Managing Director of Gulfstream Financial Group, Inc., a privately held financial consulting and investment banking firm, since August 1990. Prior to that he held the position of Chief Financial Officer of Arrow Electronics, Inc. ("Arrow") for four (4) years. He also held several other positions, including general management positions, with Arrow over an eight-year period. Mr. Polimeni has also practiced as a Certified Public Accountant for more than 12 years and was a Partner in the New York office of Arthur Young & Company. Mr. Polimeni is the brother-in-law of Mr. Gubitosi.

               Robert V. Gubitosi has been a Director of the Company since February 1996 and President and Chief Financial Officer since May 1999. Mr. Gubitosi has been a Managing Director of Gulfstream Financial Group, Inc., a privately held financial consulting and investment banking firm, since August 1990. Prior to that he held the position of General Partner and Chief Financial Officer of the Securities Groups, a New York investment banking firm and primary dealer of U.S. government securities, with responsibility for the investment banking activities of the firm. In addition, Mr. Gubitosi has held managerial positions at Goldman Sachs & Company and Oppenheimer & Company, and specialized in brokerage accounting and auditing at Haskins & Sells and Touche Ross & Company. Mr. Gubitosi is the brother-in-law of Mr. Polimeni.

               Douglas D. Zadow has been the Vice President of the Company and President of QDL since May 1998, a Director of the Company since September 1999 and President of California Fasteners, Inc.

("Calfast"), which was acquired by the Company in 1997, since May 1995. From 1987 to 1996, he was owner and President of All-Spec Sales, Inc., a manufacturers representative of fastener products. From 1984 to 1986, Mr. Zadow served on the Board of the Southwestern Fastener Association as Secretary/Treasurer for two years and President for one year.

               Milton M. Adler has been a Director of the Company since February 1996. Until September 1999, Mr. Adler was Secretary of the Company from October 1993 and Treasurer of the Company from February 1992. Since July 1997, he has been President, Secretary, and Treasurer of Judicate of Philadelphia, Inc., a former subsidiary of the Company. Prior to October 1993, Mr. Adler was employed by Travelco, a travel consulting firm, for more than 18 years in various capacities, the most recent of which was Vice President of Administration. Mr. Adler is a Certified Public Accountant.

               Frederick W. London has been a Director of the Company since April 1998. Mr. London has been a partner in the Westlake Village, California, office of Dunnington, Bartholow & Miller LLP since September 1999 and was a partner in that firm's New York office during the period 1983 to 1994. Mr. London was Vice President and Deputy General Counsel of Pinkerton's, Inc., a provider of global security solutions based in Westlake Village, California, from February 1998 through May 1999. During the period January 1995 through February 1998, Mr. London was a partner of Gould & Wilkie, a law firm based in New York City.

               William J. McSherry, Jr. has been a Director of the Company since February 1996. Mr. McSherry has been a partner of Battle Fowler LLP, a law firm with offices in New York City and Los Angeles, since July 1991. Battle Fowler is legal counsel to the Company. Prior to July 1991, Mr. McSherry was a partner in the law firm of Bryan Cave. He is also President and a director of Playtex Marketing Corporation, a privately-owned corporation, and, up to April 1998, served as a trustee and as Deputy Mayor of the Village of Larchmont, State of New York.

                    The Board of Directors and its Committees

               The Board of Directors held three meetings during the fiscal year ended December 31, 1998. All Directors participated in all of the meetings of the Board of Directors. The Board of Directors also acted by unanimous written consent seven times during such year.

               The members of the Audit Committee of the Board of Directors are Messrs. London and Adler. The Audit Committee is responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending to the Board of Directors the appointment or discharge of independent accountants and confirming the independence of the accountants. It is also responsible for reviewing and approving the scope of the planned audit, the results of the audit and the accountants' compensation for performing such audit; reviewing the Company's audited financial statements; and reviewing and approving the Company's internal accounting controls and discussing such controls with the independent accountants. The Audit Committee met twice during 1998. The Company has neither a compensation committee nor a nominating committee.

               Election of Directors of the Company requires a plurality of the votes represented at the meeting in person or by proxy. In case any of the nominees should become unavailable for election for any reason not presently known or contemplated, the persons named on the proxy will have discretionary authority to vote pursuant to the proxy for a substitute.

               The Board of Directors recommends a vote "FOR" the above-named nominees.

                                    PROPOSAL

                           APPROVAL OF AN AMENDMENT TO
                      THE COMPANY'S 1996 STOCK OPTION PLAN

               Stockholders are being asked to approve an amendment to the Company's 1996 Stock Option Plan (the "1996 Plan") for the purpose of increasing the number of shares available for grant under the 1996 Plan. The 1996 Plan, currently, provides for 500,000 shares of the Company's Common Stock to be reserved and available for distribution as grants. The proposed amendment will increase that number to be equal to the greater of (i) 1,000,000 shares of Common Stock or (ii) 14% of the total number of shares of Common Stock outstanding on December 31 of the immediately preceding calendar year. The proposed amendment incorporates a so-called "evergreen" limitation on the number of shares of Common Stock that can be granted in respect of awards made under the 1996 Plan. This type of limitation will set the shares of Common Stock available under the 1996 Plan without the need for further amendment. The Board of Directors believes that it is advisable and in the best interests of the Company to increase the number of shares available for grant in view of the growth of the Company and because the Company desires to continue to use stock grants to enable the Company to attract and retain qualified personnel by offering them proprietary interests in the Company.

               The text of the proposed amendment is set forth in Appendix A attached hereto.


               CERTAIN ASPECTS OF THIS PROPOSAL ARE SUMMARIZED BELOW. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE 1996 STOCK OPTION PLAN ATTACHED TO THIS PROXY STATEMENT/PROSPECTUS AS
               APPENDIX B. SHAREHOLDERS ARE URGED TO READ THE ANNEXES TO THIS PROXY STATEMENT/PROSPECTUS IN THEIR ENTIRETY. ALL CAPITALIZED TERMS WHICH ARE NOT DEFINED HEREIN ARE DEFINED IN THE 1996 STOCK OPTION PLAN.

Description of the Plan

               Set forth herein is a description of the terms of the 1996 Stock Option Plan (the "Plan"). The amendment is effective upon shareholder approval.


Administration

               The Plan shall be administered by a Stock Award Committee (the "Committee"), which would be composed of not less than two directors of the Company all of whom shall be Non-Employee Directors, as that term is defined in the Plan. Each member of the Committee will be appointed by the Board. In the absence of such a committee, the Plan shall be administered by the entire Board.

               The Committee shall have the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable to supervise the administration of the Plan. However, no amendment to the Plan shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement, except that the Board of the

Company shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval The Committee may act only by a majority of its members then in office. The duration of the Plan shall be ten years from the date upon which the Plan is approved by the stockholders of the Company.

Eligibility

               Officers, employees and directors of the Company and its Affiliates who are responsible for or contribute to the management growth and profitability of management, the business of the Company and its Affiliates are eligible to be granted Awards under the Plan. The Company estimates the approximate number of officers, employees and directors eligible to participate in the Plan as of August 30, 1999 to be 7, 454 and 3, respectively.

Types of Awards

               The Committee will have the plenary authority to grant Awards to officers, employees and directors of the Company or its Affiliates. Awards granted to participants of the Plan include Stock Options, Stock Appreciation Rights, Restricted Stock, or any combination of the foregoing, as these terms are defined and regulated under the Plan. The Committee shall have the authority to grant either Incentive Stock Options or Non-Qualified Stock Options under the Plan; however, the former may be granted only to employees of the Company and its subsidiaries. The Awards are subject to such terms and conditions as determined by the Committee and which may differ from Award to Award.

Number of Shares

               The maximum number of shares of Common Stock that may be made the subject of Awards under the Plan shall be equal to the greater of (i) 1,000,000 shares of Common Stock or (ii) 14% of the total number of shares of Common Stock outstanding on December 31 of the immediately preceding calendar year.

Description of Awards

               Share Options. The Plan permits the award of ISOs and NQSOs. Each Stock Option granted under the plan must be evidenced by an agreement, the terms and provisions of which may differ. The Stock Option agreement shall indicate on its face whether it is an agreement for an ISO or a NQSO. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual and specifies the terms and provisions of the Stock Option agreement. The purchase price per share of Common Shares covered by an Option shall be determined by the Committee, but may not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant in the case of ISOs, and not less than 50% of the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant in the case of NQSOs. ISOs may only be granted to employees of the Company or its Affiliates. The term of each Stock Option will be fixed by the Committee, but no ISO shall be exercisable more than ten years after the date of grant, and no NQSO shall be exercisable more than ten years and one day after the date of grant. Payment of a Stock Option may be made by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment in full or in part may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option; provided, however, in the case of an

ISO, the right to make a payment in the form of already owned shares of Common Stock of the same class of Common Stock subject to the Stock Option shall be authorized only at the time the Stock Option is granted.

               On receipt of written notice of exercise, the Committee may, in its sole discretion, elect to cash out all or part of any Stock Option to be exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is the subject of the Stock Option over the option price times the number of shares of Common Stock subject to the option on the effective date of such cash out.

               Share Appreciation Rights. The Plan authorizes the Committee to grant SARs in conjunction with all or part of any Stock Option. In the case of a NQSO, such rights may be granted either at or after the time of grant of such Stock Option, but in the case of an ISO, such rights may be granted only at the time of grant of such Stock Option. A SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. A holder of a SAR is entitled upon exercise to receive an amount in cash, shares of Common Stock or both equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares of Common Stock in respect of which the SAR shall have been exercised, with the Committee having the right, in its sole discretion, to determine the form of payment.

               Restricted Shares. The Plan authorizes the Committee to grant Restricted Shares to Participants on terms and conditions that the Committee shall determine; provided, however, that such terms and conditions are subject to and consistent with the provisions of the Plan. Upon an award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of the Participant, whereupon the Participant shall become a stockholder of the Company with respect to such Restricted Stock and shall be entitled to vote the Common Stock. Such stock certificates shall be held in custody by the Company, together with stock powers executed by the Participant in favor of the Company, until the Restricted Period expires and the Restrictions imposed on the Restricted Stock are satisfied.

Summary of Certain Federal Income Tax Consequences of the Plan

               The following is a brief discussion of the relevant federal income tax rules. The rules are highly technical and are subject to change.

               NQSOs and SARs. Upon the grant of a NQSO (with or without an SAR), the optionee will not recognize any taxable income and the Company will not be required to record an expense. Upon the exercise of a NQSO or an SAR, the excess of the fair market value of the shares acquired on the exercise of the NQSO over the purchase price (the "spread"), or the consideration paid to the optionee upon the exercise of the SAR, will constitute compensation taxable to the optionee as ordinary income. In determining the amount of the spread or the amount of consideration paid to the optionee, the fair market value of the shares on the date of exercise is used, except that special timing rules may apply in the case of an optionee subject to the six month short-swing profit recovery provisions of Section 16(b) of the Exchange Act. The Company, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee in the Company's taxable year in which the amount is included as income to the optionee. The optionee's tax basis in an Award paid in Common Stock is equal to the amount of ordinary income recognized, plus any amount paid (such as the option exercise price), and the holding period commences as of the date that income is recognized. Upon a subsequent sale or exchange of the Common Stock acquired, the optionee will have capital gain or loss measured by the difference between the amount realized on the disposition and his or her tax basis in the shares.

               ISOs. An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of his ISO with which to pay such tax. Upon the disposition of shares acquired pursuant to the exercise of an ISO after the later of (i) two years from the date of grant of the ISO and (ii) one year after the transfer of the shares to the optionee (the "ISO Holding Period"), the optionee will recognize capital gain or loss, as the case may be, measured by the difference between the sale price and the exercise price. The Company is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of shares received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee disposes of the shares acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period. Option grants for shares which are exercisable for the first time by an optionee during any calendar year (under all plans of the Company and any parent corporation or Affiliate of the Company), which have a fair market value in excess of $100,000, shall be treated as options which are not ISOs, and will be subject to the same tax treatment as the grant of NQSOs discussed above.

               Restricted Shares. A Participant who is granted Restricted Shares may make a Section 83(b) election to have the grant taxed as ordinary income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares shall be taxed as capital gain (or loss)  upon a  subsequent  sale.  However,  if the  Participant  does not make a
Section 83(b) election, the grant will be compensation taxed as ordinary income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless a Participant makes a Section 83(b) election, any dividends paid on shares subject to the restrictions is compensation taxed as ordinary income to the Participant and a deduction expense to the Company. The Company is generally entitled to a tax deduction for any ordinary income taxed to the Participant with respect to the shares. Upon a subsequent sale or exchange of the Common Shares acquired, the Participant will have capital gain or loss measured by the difference between the amount realized on the disposition and his or her tax basis in the shares.

               Approval of the proposed amendment to the 1996 Plan required the affirmative vote of a majority of votes cast on this matter at the Meeting.

               The Board of Directors recommends that Stockholders vote "FOR" the foregoing amendment to the 1996 Stock Option Plan.

                             EXECUTIVE COMPENSATION

               The following Summary Compensation Table sets forth the compensation of the named executive for the periods indicated. No other executive officer of the Company received total annual salary and bonus greater than $100,000 during the periods indicated. The base salaries of the Named Executive Officers have been set by reviewing compensation for competitive positions in the market and the historical compensation levels of such executives.

                                                                              Annual Compensation
                                                          -------------------------------------------------------
(a)                                               (b)             (c)           (d)                (e)
Name and                                                                                       Other Annual
Principal Position                                Year        Salary            Bonus         Compensation ($)
------------------                                ----        ------            -----         ----------------
Dominic A. Polimeni                             1998          $182,800           --                  --
      Chairman and                              1997          $100,000           --                  --
      Chief Executive Officer (1)               1996          $100,000           --                  --

Robert V. Gubitosi                              1998           $45,000           --                  --
      President and                             1997           $45,000           --                  --
      Chief Financial Officer (2)               1996           $45,000           --                  --

Douglas D. Zadow                                1998          $198,000           --                  --
      Vice President and                        1997           $60,000           --                  --
      President of Questron                     1996                --           --                  --
      Distribution Logistics, Inc.

Phillip D. Schwiebert                           1998          $106,000         $62,050               --
      Vice President and                        1997          $106,000         $63,578               --
      Western Regional Vice                     1996          $106,000         $56,760               --
      President of Questron
      Distribution Logistics, Inc.

James W. Taylor                                 1998          $156,000           --                  --
      Vice President and                        1997           $91,000           --                  --
      President of Integrated                   1996                --           --                  --
      Material Systems, Inc.

------------------

(1) During the years 1996, 1997 and 1998, Mr. Polimeni also held the position of President of the Company. In May 1999, Mr. Gubitosi was appointed President and Chief Financial Officer of the Company.

(2)    Mr.  Gubitosi  was  not  an  Officer  of the  Company  during  the  years
       1996-1998.

                                                                     Long-Term Compensation
                                                  --------------------------------------------------------
                                                               Awards                        Payouts
                                                  ----------------------------------------- --------------

(a)                                           (b)           (f)                 (g)                (h)                  (i)
                                                         Restricted           Securities
Name and                                                   Stock             Underlying           LTIP               All other
Principal Position                            Year       Awards ($)        Options/SARs(#)      Payouts ($)        Compensation ($)
------------------                            ----       ----------        ---------------      -----------        ----------------
Dominic A. Polimeni                          1998           --                  1,100,000          --                    --
      Chairman and                           1997           --                         --          --                    --
      Chief Executive Officer                1996           --                         --          --                    --

Robert V. Gubitosi                           1998           --                         --          --                    --
      President and                          1997           --                         --          --                    --
      Chief Financial Officer                1996           --                         --          --                    --

Douglas D. Zadow                             1998           --                    300,000          --                    --
      Vice President and                     1997           --                         --          --                    --
      President of Questron                  1996           --                         --          --                    --
      Distribution Logistics, Inc.

Phillip D. Schwiebert                        1998           --                    333,333          --                    --
      Vice President and                     1997           --                    196,667          --                    --
      Western Regional Vice                  1996           --                     30,000          --                    --
      President of Questron
      Distribution Logistics, Inc.

James W. Taylor                              1998           --                     90,000          --                    --
      Vice President and                     1997           --                     90,000          --                    --
      President of Integrated                1996           --                         --          --                    --
      Material Systems, Inc.




Option/SAR Grants

               Effective March 29, 1999, pursuant to the terms of the Company's employment agreement with Mr. Polimeni, options to purchase 1,100,000 shares of Common Stock at an exercise price of $4.50 per share were awarded to Mr. Polimeni. Effective March 31, 1999, pursuant to the terms of the Company's employment agreement with Mr. Zadow, options to purchase 300,000 shares of Common Stock at an exercise price of $4.50 per share were awarded to Mr. Zadow. Pursuant to the terms of the Exchange Agreement dated November 8, 1996, Mr. Schwiebert was granted options to purchase 30,000 shares of Common Stock at $3.75 per share. Effective May 31, 1997, Mr. Schwiebert was granted options to purchase 30,000 shares of Common Stock at $6.00 per share, such options vest and become exercisable as to 10,000 shares on each of the first three anniversary dates of the date of the grant. Pursuant to the terms of the Exchange Agreement, on February 24, 1998, options to purchase 166,667 shares of Common Stock of the Company at an exercise price of $7.75 per share were awarded to Mr. Schwiebert and effective March 31, 1999, options to purchase 333,333 shares of Common Stock at an exercise price of $4.50 per share were awarded to Mr. Schwiebert. Effective March 31, 1999, pursuant to the terms of the Company's employment agreement with Mr. Taylor, options to purchase 90,000 shares of Common Stock at an exercise price of $4.50 per share were awarded to Mr. Taylor.

               For information relating to warrants issued to Gulfstream (a company owned by Dominic A. Polimeni and Joan R. Gubitosi) and to Mr. Schwiebert, see "Voting Securities and Securities Ownership" and footnotes thereto.

Option/SAR Exercises

               Set forth below is information concerning exercises of options during 1998 and the year-end value of unexercised options for the persons named in the Summary Compensation Table:

          (a)                             (b)           (c)                     (d)                             (e)
                                                                        Number of Securities
                                         Shares                        Underlying Unexercised      Value of Unexercisable In-the-
                                        Acquired                       Options/SARs at Fiscal       Money Options/SARs at Fiscal
                                           on          Value                Year End (#)                    Year End ($)
          Name                          Exercise      Realized       Exercisable/Unexercisable       Exercisable/Unexercisable
          ----                          --------      --------       -------------------------       -------------------------

Dominic A. Polimeni
    Chairman and
    Chief Executive Officer               --            --                 1,100,000/--                         --

Douglas D. Zadow
    Vice President and
    President of Questron
    Distribution Logistics, Inc.          --            --                  300,000/--                          --

Phillip D. Schwiebert
    Vice President and
    Western Regional Vice
    President of Questron
    Distribution Logistics, Inc.          --            --                550,000/10,000                     $22,500

James W. Taylor
    Vice President and
    President of Integrated
    Material Systems, Inc.                --            --                126,000/54,000                        --


Employment Agreements

               Dominic A. Polimeni, Chairman and Chief Executive Officer of the Company, is a party to a five-year employment agreement with the Company effective July 1, 1998. Under the terms of such employment agreement, the Company has agreed to compensate Mr. Polimeni a regular salary at the rate of $250,000 per annum and incentive compensation of up to $100,000 based upon the attainment of certain operating and earnings targets. Effective March 29, 1999, options to purchase 1,100,000 shares of Common Stock of the Company at an exercise price of $4.50 per share were awarded to Mr. Polimeni pursuant to the terms of the agreement.

               Mr. Polimeni is a 50% stockholder of Gulfstream Financial Group, Inc. ("Gulfstream"), and shares voting and investment power with respect to the shares of the Company's Common Stock owned by Gulfstream. Pursuant to a Management Advisory and Consulting Agreement, dated as of November 29, 1994, between the Company and Gulfstream, Gulfstream acted as an advisor and consultant to the Company. Such advisory and consulting services were directed principally at the expansion of the Company's business through the identification of potential acquisition candidates. The agreement was terminated effective March 1, 1999, more than one year prior to its stated expiration and options to purchase 1,160,500 shares of Common Stock at an average exercise price of $5.43 were canceled. Fees paid to Gulfstream in connection with the agreement and the termination thereof amounted to $305,000 in 1998 and $105,000 in 1997. Pursuant to a Stockholders' agreement, Mr. Polimeni has agreed to share his beneficial ownership of the options received under his employment agreement with the other 50% Stockholder of Gulfstream.

               In connection with the acquisition of Calfast, the Company entered into a five-year employment agreement with Douglas D. Zadow, a former Stockholder and President of Calfast, effective September 1, 1997. Under the terms of such employment agreement, the Company has agreed to compensate Mr. Zadow with a regular salary at the rate of $200,000 per year and incentive compensation of up to $100,000 based on the attainment of certain operating goals. In addition, upon the attainment of certain earnings targets for the Company, Mr. Zadow was entitled to receive options to purchase up to 300,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock at the date of grant. Effective March 31, 1999, options to purchase 300,000 shares of Common Stock at an exercise price of $4.50 per share were awarded to Mr. Zadow pursuant to the terms of the agreement.

               QDL entered into a five-year employment agreement with Phillip D. Schwiebert, its Western Regional Vice President, effective March 31, 1995. Under the terms of such employment agreement, QDL has agreed to compensate Mr. Schwiebert with a regular salary at the rate of $106,000 per year, plus bonus compensation based on the attainment of certain operating goals at the rate of $15,000 per quarter. In addition, pursuant to an Exchange Agreement dated
November 8, 1996, upon the attainment of certain earnings targets for the Company, Mr. Schwiebert was entitled to receive options to purchase up to 500,000 additional shares of Common Stock at an exercise price equal to the fair market value of the Common Stock at the date of grant (See Item 11 - "Exchange Agreement"). On February 24, 1998, options to purchase 166,667 shares of Common Stock of the Company at an exercise price of $7.75 per share were awarded to Mr. Schwiebert. Effective March 31, 1999, options to purchase 333,333 shares of Common Stock at an exercise price of $4.50 per share were awarded to Mr. Schwiebert pursuant to the terms of the Exchange Agreement.

               In connection with the acquisition of IMS, the Company entered into a five-year employment agreement with James W. Taylor, the former Stockholder and President of IMS, effective June 1, 1997. Under the terms of such employment agreement, the Company has agreed to compensate Mr. Taylor with regular salary at the rate of $144,000 per year, plus bonus compensation based on the attainment of certain operating goals at the rate of $14,400 per year. In addition, upon the attainment of certain earnings targets for the Company, Mr. Taylor was entitled to receive options to purchase up to 90,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock at the date of grant. Effective March 31, 1999, options to purchase 90,000 shares of Common Stock at an exercise price of $4.50 per share were awarded to Mr. Taylor pursuant to the terms of the agreement.

Compensation of Directors

               Other than the 1994 Director Non-Qualified Stock Option Plan described below, the Company does not have a standard policy regarding compensation of members of the Board of Directors. Other than as reported below, the members of the board of directors did not receive compensation for their services as such during the year ended December 31, 1998.

The 1994 Director Non-Qualified Stock Option Plan

               The 1994 Director Non-Qualified Stock Option Plan, as amended (the "1994 Plan"), was approved by Stockholders at the annual meeting held June 11, 1998. The 1994 Plan provides for options to purchase an aggregate of 150,000 shares of the Company's Common Stock that may be granted to non-employee directors of the Company.

               All non-employee directors shall receive an option to purchase 5,000 shares of the Common Stock of the Company on the first Wednesday of February in each calendar year at an exercise price equal to the fair market value per share of the Common Stock on that date. In addition, on September 8, 1998 Mr. McSherry was awarded options to purchase 20,000 shares of the Common Stock of the Company at an exercise price equal to the fair market value per share of the Common Stock on that date and Mr. London was awarded options to purchase 3,000 shares of Common Stock of the Company at an exercise price equal to the fair market value per share of the Common Stock on that date. Such options are exercisable immediately for a period of 10 years from date of grant unless terminated earlier pursuant to the terms of the Plan. Under the 1994 Plan, 62,000 options have been granted to date at exercise prices ranging from $3.88 per share to $24.06 per share.

1996 Stock Option Plan

               The 1996 Stock Option Plan, as amended (the "1996 Plan"), was approved by Stockholders at the annual meeting held June 11, 1998. Under the 1996 Plan, either Incentive Stock Options or Non-Qualified Stock Options may be granted; however, the former may be granted only to employees of the Company and its subsidiaries. The 1996 Plan provides for options to purchase an aggregate of 500,000 shares of the Company's Common Stock that may be granted to employees of the Company and its subsidiaries. The Company's Board of Directors has submitted for stockholder approval, as set forth herein, a proposed amendment to the 1996 Stock Option Plan to increase the number of options available for grants thereunder.

               In 1998 and 1997, the Company granted to its employees options to purchase 10,300 and 159,450 shares of the Company's Common Stock, respectively. In 1998, options to purchase 46,500 shares of the Company's Common Stock were cancelled. Options granted were issued with an exercise price equal to the fair market value of the Common Stock on the date of grant. The options have terms of ten years and become exercisable in three equal nine-month installments, three equal annual installments or three years from date of grant. Accordingly, pursuant to the terms of the 1996 Plan, a total of 376,750 shares of the Company's Common Stock are reserved and available for distribution as awards under the 1996 Plan.


                           RELATED PARTY TRANSACTIONS

               In 1995, the Company entered into a five-year management advisory and consulting agreement with Gulfstream, of which the chairman and chief executive officer of the Company is a 50% owner. Under the terms of such agreement, Gulfstream acted as an advisor and consultant to the Company principally concerning the expansion of the Company's business through the identification of potential acquisition candidates. This agreement was terminated effective March 1, 1999, more than one year prior to its stated expiration. Fees paid to Gulfstream in connection with the agreement amounted to $305,000 and $105,000 for the years ended December 31, 1998 and 1997, respectively. Such fees have been included in the costs of the Company's acquisitions in 1998 and 1997. Gulfstream presently owns 3.7% of the Company's outstanding Common Stock.

               The Company leases three of its facilities from entities owned by former stockholders of acquired businesses who are now employees of the Company. Rent expense of $153,436 associated with these facilities have been charged to selling, general & administrative expenses for the year ended December 31, 1998. Management believes that the terms of such leases are no less favorable than those which otherwise are available in the market for those facilities.

               Battle Fowler LLP, the law firm in which Mr. McSherry, a director of the Company, is a partner, provided legal services to the Company during the year ended December 31, 1998 and is expected to continue to provide legal services to the Company in the future. Fees paid to Battle Fowler LLP amounted to $301,582 for the year ended December 31, 1998.


            COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT

               Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of equity securities of the Company with the Securities and Exchange Commission and the National Association of Securities Dealers. Officers, directors and greater-than-ten percent Stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

               Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company, or written representations from certain reporting persons that such persons have filed on a timely basis all reports required by Section 16(a), and without researching or making any inquiry regarding delinquent Section 16(a) filings, the Company believes that, during the fiscal year ended December 31, 1998, all such reports were filed on a timely basis, other than with respect to Douglas D. Zadow, a Vice President of the Company and President of QDL, who has filed a corrective Form 5 in March 1999 reflecting sales to the Company of 4,570 shares of Common Stock from October 1998 through December 1998, pursuant to a serial-put agreement dated September 22, 1997, by and between the Company and Mr. Zadow.


                     RATIFICATION OF APPOINTMENT OF AUDITORS

               The Board of Directors has appointed Ernst & Young LLP as independent public accountants of the Company for the fiscal year ending December 31, 1999. The Board of Directors is submitting the appointment of Ernst & Young LLP for ratification at the Annual Meeting. Ernst & Young LLP audited the Company's financial statements for the fiscal year ended December 31, 1998 and the Board believes that this firm has demonstrated that it is well qualified to make an independent examination of the accounts of the Company. If the appointment is not approved, the Board will consider the appointment of other independent auditors. Representatives of Ernst & Young LLP will be present at the meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

               Although the Company is not required to submit the ratification of the selection of its independent auditors to a vote of stockholders, the Board of Directors believes that it is a sound policy to do so. Ratification of the appointment of auditors requires the affirmative vote of a majority of the votes represented at the meeting in person or by proxy.

               The Board of Directors recommends a vote "FOR" the foregoing ratification.


                                 OTHER BUSINESS

               It is not expected that any business other than that set forth in the Notice of Annual Meeting of Stockholders will be brought before the Meeting. However, if any other business should properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Meeting.

2000 Stockholder Proposals

               To be eligible for inclusion in the Company's Proxy Statement for the 2000 Annual Meeting of Stockholders, expected to be held on or about May 25, 2000, Stockholder proposals must be received by the Company at its principal executive office, Questron Technology, Inc., 6400 Congress Avenue, Suite 2000, Boca Raton, FL 33487, on or before January 20, 2000.

Annual Report

               The Securities and Exchange Commission rules require that an annual report precede or accompany proxy material. Copies of the Company's Annual Report for the fiscal year ended December 31, 1998 accompany this proxy statement. More than one annual report need not be sent to the same address, if the recipient agrees. If more than one annual report is being sent to your address, mailing of the duplicate copy to the account you select will be discontinued upon your request.


                                      By Order of the Board of Directors

                                      /s/  Anne Bastis
                                      ----------------------------------
                                      Ann Bastis
                                      Secretary


Date:          October 1, 1999

               WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE FILL IN, SIGN AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE ANNUAL MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                                                                      Appendix A

      The 1996 Stock Option Plan is proposed to be amended by deleting the first paragraph of Section 4, and substituting the following:

    The maximum number of shares of Common Stock that may be made the subject of Awards under the Plan shall be equal to the greater of (i) 1,000,000 shares of Common Stock or (ii) 14% of the total number of shares of Common Stock outstanding on December 31 of the immediately preceding calendar year. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

                                                                      Appendix B


                            QUESTRON TECHNOLOGY, INC.
                             1996 STOCK OPTION PLAN


SECTION 1. Purpose. The purpose of the Questron Technology, Inc. 1996 Stock Option Plan is to advance the interests of Questron Technology, Inc. (the "Company") by enabling officers, employees and directors of the Company and its Affiliates to participate in the Company's future and to enable the Company to attract and retain such persons by offering them proprietary interests in the Company.

SECTION 2. Definitions. For purposes of the Plan, the following terms are defined as set forth below:

             a. "Affiliate" means a corporation or other entity controlled directly, or indirectly through one or more intermediaries, by the Company and designated by the Committee as such.

             b. "Award" means an award granted to a Participant in the form of a Stock Appreciation Right, Stock Option, or Restricted Stock, or any combination of the foregoing.

             c. "Board" means the Board of Directors of the Company.

             d. "Cause" shall have the meaning set forth in Section 8.

             e. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

             f. "Commission" means the Securities and Exchange Commission or any successor agency.

             g. "Committee" means the Committee referred to in Section 5.

             h. "Common Stock" means common stock, $.001 per share par value, of the Company.

             i.   "Company"   means  Questron   Technology,   Inc.,  a  Delaware
corporation.

             j. "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

             k. "Non-Employee Director" shall mean a director who qualifies as such under Rule 16b-3(b)(3), as promulgated under the Exchange Act, or as such term is defined under any successor rule adopted by the Commission.

             l. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

             m. "Fair Market Value" means the average, as of any given date, between the highest and lowest reported closing bid and asked prices of the Stock on NASDAQ or the closing sale price as of any given date if the Stock is listed on a national securities exchange or the NASDAQ National Market System. If there is no regular public trading-market for such Stock under circumstances specified above, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

             n. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

             o. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

             p. "Normal Retirement" means retirement from active employment with the Company or an Affiliate at or after age 65 or at such other age as may be specified by the Committee.

             q. "Participant" means an officer, employee or director of the Company or of an Affiliate to whom an Award has been granted which has not terminated, expired or been fully exercised.

             r. "Plan" means the Questron Technology, Inc. 1996 Stock Option Plan, as set forth herein and as hereinafter amended from time to time.

             s. "Restricted Period" means the period of time, which may be a single period or multiple periods, during which Restricted Stock awarded to a Participant remains subject to the restrictions imposed on such Stock, as determined by the Committee.

             t. "Restrictions" means the restrictions and conditions imposed on Restricted Stock awarded to a Participant, as determined by the Committee, which must be satisfied in order for the Restricted Stock to vest, in whole or in part, in the Participant.

             u. "Restricted Stock" means an Award of Stock on which are imposed Restriction Period(s) and Restrictions whereby the Participant's rights to full enjoyment of the stock are conditioned upon the future performance of substantial services by any individual or are otherwise subject to a "substantial risk of forfeiture within the meaning of Section 83 of the Code, as amended.

             v. "Restricted Stock Agreement" means a written agreement between a Participant and the Company evidencing an award of Restricted Stock.

             w. "Restricted Stock Award Date" means the date on which the Committee awarded Restricted Shares to the Participant.

             x. "Retirement" means Normal Retirement or early retirement if a defined benefit or 401(k) retirement plan of the Company provides for same.

             y. "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission granted under Section 16(b) of the Exchange Act, as amended from time to time.

             z.  "Stock" means the Common Stock.

             aa. "Stock  Appreciation Right" means a right granted under Section
9.

             bb. "Stock  Option"  or  "Option"  means an  option  granted  under
Section 8.

             cc. "Termination of Employment" means the termination of the Participant's employment with the Company and any Affiliate. A Participant employed by an Affiliate shall also be deemed to incur a Termination of Employment if the Affiliate ceases to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or another Affiliate.

             In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 3.   Effective Date.

             The effective date of the Plan shall be the date upon which the Plan is approved by the stockholders of the Company.

SECTION 4.   Stock Subject to Plan.

             The total number of shares of Stock reserved and available for distribution pursuant to Awards under the Plan shall be 500,000 shares of Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

             If any shares of Stock that have been Optioned cease to be subject to a Stock Option, if any shares of Stock that are subject to any Award are forfeited or if any Award otherwise terminates without a distribution being made to the Participant in the form of Stock, such shares shall again be available for distribution in connection with Awards under the Plan. In addition, any stock purchased by a Participant upon exercise of an Option under the Plan which is subsequently repurchased by the Company pursuant to the terms of such Option may again be the subject of an Option under the Plan.

             In the event of any merger, reorganization, consolidation, recapitalization (including but not limited to the issuance of Stock or any securities convertible into Stock in exchange for securities of the Company), stock dividend, stock split or reverse stock split, extraordinary distribution with respect to the Stock or other similar change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and Option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, and in the number of shares subject to other outstanding Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number and further provided that no adjustment shall be made by reason of the one-for-ten reverse split of the outstanding Stock proposed in the proxy statement relating to the Company's 1996 Annual Meeting of Stockholders. Such adjusted Option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 5.   Administration.

             The Plan shall be administered by the Stock Award Committee ("Committee") of the Board or such other committee of the Board, composed of not less than two directors all of whom shall be Non-Employee Directors unless otherwise determined by the Board. Each member of the Committee shall be appointed by and serve at the pleasure of the Board. If at any time no Committee shall be in place, the functions of the Committee specified in the Plan shall be exercised by the Board.

             The Committee shall have plenary authority to grant Awards to officers, employees and directors of the Company or an Affiliate. Among other things, the Committee shall have the authority, subject to the terms of the
Plan:

             a. to select the officers, employees and directors to whom Awards may from time to time be granted;

             b. to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock, or any combination thereof are to be granted hereunder;

             c. to determine the number of shares of Stock to be covered by each Award granted hereunder;

             d. to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option price, any vesting restrictions or limitation, any repurchase rights in favor of the Company and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Stock relating thereto, based on such factors as the Committee shall determine);

             e. to adjust the terms and conditions, at any time or from time to time, of any Award, including with respect to performance goals and measurements applicable to performance-based Awards pursuant to the terms of the Plan;

             f. to determine under what circumstances an Award may be settled in cash or Stock;

             g. if appropriate, to determine Fair Market Value; and

             h. to substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Option prices.

             The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

             The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

             Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

SECTION 6.   Eligibility.

             Officers, employees and directors of the Company and its Affiliates
who  are  responsible   for  or  contribute  to  the   management,   growth  and
profitability of the business of the Company and its

Affiliates are eligible to be granted Awards under the Plan. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Award under the Plan shall not be eligible to receive an Award under the Plan for the duration of the waiver.

SECTION 7.   Duration of the Plan.

             The Plan shall terminate ten (10) years from the effective date specified in Section 3 of the Plan, unless terminated earlier pursuant to
Section 11 hereto, and no Awards may be granted thereafter.

SECTION 8.   Stock Options.

             Stock Options granted under the Plan may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

             The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

             Stock Options shall be evidenced by Option agreements, the terms and provisions of which may differ. An Option agreement shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Option agreement. The Company shall notify a Participant of any grant of a Stock Option, and a written Option agreement or agreements shall be duly executed and delivered by the Company to the Participant, which among other things, will make appropriate arrangements with respect to the Company's tax withholding obligations. Such agreement or agreements shall become effective upon execution by the Participant.

             Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

             Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

             a. Option Price. The Option price per share of Stock purchasable under an Option shall be determined by the Committee and set forth in the Option agreement, and shall not be less than the Fair Market Value of the Stock subject to the Option on the date of grant in the case of Incentive Stock Options and not less than 50% of the Fair Market Value of the Stock subject to the Option on the date of grant in the case of Non-Qualified Stock Options.

             b. Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date of grant; and no Non-Qualified Stock Option shall be exercisable more than 10 years and one day after the date the Stock Option is granted.

             c. Exercisability. Subject to Section 11, Stock Options shall otherwise be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

             d. Methods of Exercise. Subject to the provisions of this Section 8, Stock Options may be exercised, in whole or in part, at any time during the Option period by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

             Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee of the same class as the Stock subject to the Stock Option provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock of the same class as the Stock subject to the Stock option shall be authorized only at the time the Stock Option is granted.

             An optionee shall have all of the rights of a stockholder of the Company holding the class or series of Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, and has paid in full for such shares. In the discretion of the Committee, payment for any Stock subject to an option may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The value of previously owned Stock exchanged in full or partial payment for the shares purchased upon the exercise of an Option shall be equal to the aggregate Fair Market Value of such shares on the date of the exercise of such Option.

             e. Non-transferability of Options. Except as may otherwise be determined by the Committee, no Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the Option agreement and any person to whom an Option is transferred by will or the laws of descent and distribution.

             f. Termination by Death. If an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of one year and one day (or such other period as the Committee may specify) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

             g. Termination by Reason of Disability. If any optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period or one year and one day (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year and one day period (or such shorter period ending upon the expiration of the stated term of the Stock Option), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such one year and one day period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year and one day from the date of such death or until the expiration of the stated term of such Stock
Option, whichever period is the shorter. In the event of termination of employment by reason of disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

             h. Other Termination. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment for any reason other than death or Disability, any Stock Option held by such optionee shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of three months and one day from the date of such Termination of Employment or the balance of such Stock option's term if such Termination of Employment of the optionee is involuntary and without Cause. Unless otherwise determined by the Committee, for the purposes of the Plan "Cause" shall have the same meaning as that set forth in any employment or severance agreement, in effect between the Company and the Participant.
Otherwise, it shall mean (1) the conviction of the optionee for committing a felony under Federal law or the law of the state in which such action occurred,
(2) dishonesty in the course of fulfilling the optionee's  employment  duties or
(3) willful and deliberate failure on the part of the optionee to perform his or her employment duties in any material respect.

             i. Cashing Out of Option. On receipt of written notice of exercise, the Committee may, in its sole discretion, elect to cash out all or part of any Stock Option to be exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock that is the subject of the Option over the Option price times the number of shares of Stock subject to the option on the effective date of such cash out.

SECTION 9.   Stock Appreciation Rights.

             a. Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

             A Stock Appreciation Right may be exercised by an optionee in accordance with Section 9(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 9(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

             b. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

                     i. Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 8 and this Section 9 or as may otherwise be determined by the Committee.

                     ii. Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right, in its sole discretion, to determine the form of payment.

                     iii. Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 8(e).

                     iv. Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of determining the number of shares of Stock available for issuance under the Plan in accordance with
Section 5 of the Plan, but only to the extent of the number of shares resulting from dividing the value of the Stock Appreciation Right at the time of exercise by the Fair Market Value of one share of Stock determined in accordance with this Section 9.

SECTION 10.  Terms of Restricted Stock Awards.

             Subject to and consistent with the provisions of the Plan, with respect to each Award of Restricted Stock to a Participant, the Committee shall determine:

             a. the terms and conditions of the Restricted Stock Agreement between the Company and the Participant evidencing the Award;

             b. the Restricted Period for all or a portion of the Award;

             c. the Restrictions applicable to the Award, including, but not limited to, continuous employment with the Company for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restricted Period and Restrictions may differ with respect to each Participant;

             d. whether the Participant shall receive the dividends and other distributions paid with respect to an award of the Restricted Stock as declared and paid to the holders of Stock during the Restricted Period or shall be withheld by the Company for the account of the Participant until the Restricted Periods have expired or the Restrictions have been satisfied, and whether interest shall be paid on such dividends and other distributions withheld, and if so, the rate of interest to be paid;

             e. the percentage of the Award which shall vest in the Participant in the event of death, Disability or Retirement prior to the expiration of the Restricted Period or the satisfaction of the Restrictions applicable to an award of Restricted Stock; and

             f. notwithstanding the Restricted Period and the Restrictions imposed on the Restricted Shares, as set forth in a Restricted Stock Agreement, whether to shorten the Restricted Period or waive any Restrictions, if the Committee concludes that it is in the best interests of the Company to do so.

             Upon an award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of the Participant, whereupon the Participant shall become a stockholder of the Company with respect to such Restricted Stock and shall be entitled to vote the Stock. Such stock certificates shall be held in custody by the Company, together with stock powers executed by the Participant in favor of the Company, until the Restricted Period expires and the Restrictions imposed on the Restricted Stock are satisfied.

SECTION 11.  Amendments and Termination.

             The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an Award theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

             The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option prices.

             Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

SECTION 12.  General Provisions.

             a. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

             b. The Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the employment of any employee at any time.

             c. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

             d. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

             e. Agreements entered into by the Company and Participants relating to Awards under the Plan, in such form as may be approved by the Committee from time to time, to the extent consistent with or permitted by the Plan shall control with respect to the terms and conditions of the subject Award. If any provisions of the Plan or any agreement entered into pursuant to the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan or the subject agreement.

             f. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

                            QUESTRON TECHNOLOGY, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS


               The undersigned hereby appoints Robert V. Gubitosi and Dominic A. Polimeni as Proxies, each with the full power of substitution, and hereby authorized each of them, to represent and vote, as designated on the reverse hereof, all shares of Common Stock of Questron Technology, Inc. (the "Company"), held of record by the undersigned on September 29, 1999, at the Annual Meeting of Stockholders to be held on October 28, 1999, or any adjournment, thereof, upon all such matters as may properly came before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE Of DIRECTION, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINATED DIRECTORS, "FOR" THE AMENDMENT TO THE 1996 PLAN, AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS. STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF
MAILED WITHIN THE UNITED STATES

          (THE PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)

878368.1

____   Please mark your vote
       as in this example


           The Board of Directors Recommends a Vote "FOR" All Nominees
                      And For Approval of Proposals 2 and 3

               For all nominees listed at right       WITHHOLD
               except as marked to the                AUTHORITY
               contrary below                         to vote for all nominees
                                                      listed at right

                        -------                       ------

1.  Election of Directors

Instructions to withhold authority to vote for       Nominees:
any individual nominee, write that name in           Dominic A. Polimeni
in the space provided below                          Robert V. Gubitosi
                                                     Douglas D. Zadow
                                                     Michael M. Adler
                                                     Frederick W. London
                                                     William J. McSherry, Jr.








                                                 For       Against    Abstain

2.    Proposal to amend the 1996 Plan            -----     -------    -------
      as described in the proxy statement
      dated October 1, 1999

3.    Ratification of appointment of
      Ernst & Young LLP as the Company's
      independent public accountants for the
      fiscal year ending December 31, 1999


4.    In their discretion, the Proxies are
      authorized to vote upon such other
      matters as may properly come before
      the meeting or any adjournment thereof.






  This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is stated, this proxy will be voted "FOR" the nominees listed


  Please mark, sign and return this Proxy promptly using the enclosed envelope.


Signature__________________   Date:_______________, 1999        Signature ____________________________    Date:_______________, 1999
                                                                          (signature (if held jointly)


NOTE:   Please sign exactly as name or names appear on stock certificates.  Each
        joint  owner  must  sign.   When  signing  as  an  attorney,   executor,
        administrator or guardian, please give full title as such.



878368.1